UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                              Date of Report (Date of earliest event reported) September 14, 2004

Targeted Genetics Corporation

(Exact name of registrant as specified in charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

                                             Registrant’s telephone number, including area code (206) 623-7612

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     On September 14, 2004, Targeted Genetics Corporation intends to present updated business information at an investor conference by disclosing that it has completed enrollment of the 50 subjects in its Phase I clinical trial for its AIDS vaccine candidate which is being conducted in Europe with the International AIDS Vaccine Initiative and Columbus Children’s Research Institute and will post such updated business information to its website.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION
	By:	/s/ Barrie J. Carter, Ph. D.
Barrie J. Carter, Ph.D.
Date: September 14, 2004		Executive Vice President and Chief Scientific Officer